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                                                                  EXHIBIT 23(a)*


                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in this Registration Statement of Esenjay Exploration, Inc. on Form S-8 of our report dated April 10, 2000, appearing in the Annual Report on Form 10-KSB of Esenjay Exploration, Inc. for the year ended December 31, 1999.


/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP



Houston, Texas
November 2, 2000